                                                                    EXHIBIT 10.8

                           STANDARD INDUSTRIAL LEASE


     THIS LEASE, made this 8th day of December 1993, between

1.   PARTIES.

     SUN LIFE ASSURANCE CO. OF CANADA
     c/o Commerce Communities Corp. (herein called "Lessor") and

     APPLIED IMAGING CORP., a California Corporation (herein called "Lessee")

2.   PREMISES.

     2.1 Lessor hereby leases to Lessee and Lessee hires from Lessor on the terms, covenants and conditions hereinafter set forth, those certain premises outlined in red on Exhibit "A" attached hereto and made a part of this Lease and located at 2380 Walsh Avenue, Building "B" in the city of Santa Clara, County of Santa Clara, State of California. Said premises are hereinafter referred to as the "Leased Premises."

     2.2 Lessee shall have, as appurtenant to the Leased Premises, rights to use in common, subject to reasonable rules from time to time made by Lessor of which Lessee is given notice, common access ways, landscaped area, parking area and waste collection area thereinafter referred to as "Common Area."

3.   LEASE TERM.

     3.1 The term of this lease shall be THIRTY-EIGHT AND ONE-HALF (38 1/2) MONTHS commencing on the 15th day of February 1994, and ending on the 30th day of April 1997, unless sooner terminated pursuant to any provision hereof.

4.   POSSESSION.

     4.1 If Lessor, for any reason whatsoever, cannot deliver possession of the Leased premises to Lessee at the commencement of the lease term, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of this lease term and the time when Lessor can deliver possession.

     4.2 If permission is given to Lessee to occupy the Leased Premises prior to the commencement date, such occupancy shall be subject to all of the provisions of this Lease and, if the term hereof commences on a date later than the commencement date pursuant to the provisions set forth above, the parties hereto agree to execute and acknowledge a written statement setting forth the

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date of commencement and the date of expiration of this Lease, but this Lease shall not be affected in any manner should either party fall or refuse to execute such statement.

5.   RENT.

     5.1 Lessee agrees to pay Lessor at such place as Lessor may designate without deduction, offset, prior notice or demand, as rent for the Leased Premises in lawful money of the United States, payable in advance on the first day of each month in installments of:

$2,000.00- - - - - - - - - - - - -   per month from      2/15/94   to   4/30/94
$7,432.00- - - - - - - - - - - - -   per month from      5/1/94    to   4/30/95
$ 10,415.00- - - - - - - - - - - -   per month from      5/1/95    to   4/30/97

     5.2 If any Installment of rent is past due, Lessor has the right to collect a charge equal to ten percent (10%) of all monthly rental then due.
This charge is the result of a reasonable endeavor by the undersigned Lessee and Lessor to estimate the Lessor's added costs and damages resulting from the Lessee's failure to make timely payments of rent under this Lease. Hence, the undersigned Lessee agrees that the charge shall be presumed to be the amount necessary to reimburse the Lessor for such damages. Lessor, by so agreeing, does not waive any additional right or remedy as Lessor, under this Lease, or applicable law.

     5.3 All sums of money or charges required to be paid by Lessee hereunder shall be deemed additional rental for the premises and may be designated as such in any statutory notice to pay rent or quit the premises.

     5.4 Lessee shall pay Lessor upon the execution hereof Twelve Thousand, Eight Hundred, and No/100 Dollars ($12,800.00), which includes the $2,000.00 First Month's Rent plus $10,800.00 Security Deposit.

     5.5 If Lessee shall fail to pay any rent or additional rent when due, the amount of such ret or additional rent shall bear interest at the rate of 10% per annum or the maximum rate permitted by law, whichever is less, from the due date until paid.

6.   SECURITY DEPOSIT.

     6.1 Upon the execution of this Lease, Lessee will deposit with Lessor the sum of Ten Thousand, Eight Hundred and No/100 Dollars ($10,800.00). Said deposit shall be held by Lessor, without interest, as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease, and Lessor's obligation respecting the deposit is that of a debtor, not a trustee, and the funds may be commingled.

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     6.2  Use and Return of Deposit.  If Lessee fails to keep and perform and of such terms, covenants and conditions, then the Lessor at its option may apply said entire deposit, or so much thereof as necessary, to compensate the Lessor for all loss or damage sustained by Lessor due to such breach. Lessee shall, upon written demand of Lessor, within five (5) days remit to Lessor sufficient cash to restore said security to the original sum deposited. Should Lessee comply with all of said terms, covenants and conditions, and promptly pay all of the rental herein provided for as it falls due, all of said deposit, with exception of the sum of Three Hundred and No/100 Dollars ($300.00) which shall be retained by Lessor as a non-refundable cleaning deposit, shall be returned to Lessee within ten (10) days following the termination of this lease and vacancy of the Leased Premises by Lessee.

7.   USE.

     7.1 The Leased Premises shall be used and occupied only for: GENERAL OFFICE, SALES & INTEGRATING OF COMPUTER IMAGING EQUIPMENT.

8.   ACCEPTANCE OF PREMISES.

     8.1 Lessee hereby accepts the Leased Premises existing condition and by such acceptance agrees that the Leased Premises are in good order and repair as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Leased Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Leased Premises for the conduct of Lessee's business. Lessor further reserves the exclusive right to the roof and exterior surface of sidewalls and appurtenances, except as provided in this Lease. Lessor warrants the mechanical, electrical, and plumbing systems of the Leased Premises for ninety (90) days.

9.   SITE ALTERATIONS.

     9.1 The purpose of the site plan attached hereto as Exhibit "B" is to show the approximate location of the Leased Premises. Lessor reserves the right at any time to relocate, vary and adjust the size of the various buildings, automobile parking areas and other common areas as shown on said site plan: provided however, that said parking area (including landscaped and common areas) shall at all times provide for not less than 3.8 parking spaces per one thousand (1,000) square feet of building area within the project.

10.  UTILITIES.

     10.1 Lessee shall pay/*/ for all water, gas, heat, light, power, telephone service and all other services and materials supplied to the Leased Premises. Lessor further reserves the right to install

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/*/  their pro rata share of the utility bill

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separate meters for any public utility servicing the Leased Premises for which a meter is not presently installed, in which event Lessee shall make payment when due directly to the public utility involved. When water service is not separately metered, Lessee shall pay to Lessor, for restroom water service the sum of One Hundred Forty and No/100 Dollars ($140.00) per month as additional rent. If Lessee uses the water service for other than restroom purposes, the monthly water charge shall, at option of Lessor, be increased accordingly.

     10.2 When trash containers are not separately contracted for by lessee, with Lessor's permission, Lessee shall pay to Lessor for trash collection service the sum of One Hundred Forty-Five and No/100 Dollars ($145.00) per month as additional rent.

     10.3 Lessor shall not be liable in damages, consequential or otherwise, nor shall there be any rent abatement, arising out of any interruption whatsoever in utility services which is due to fire, accident, strike, governmental authority, acts of God, or other causes beyond the reasonable control of Lessor or any temporary interruption in such service which is necessary to the making of alterations, repairs, or improvements to the Building or the Project or any part of it.

11.  INDEMNITY.

     11.1 This lease is made on the express condition that Lessor shall not be liable, or suffer loss by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Leased Premises, Common Area, or the Improvements or personal property therein or thereon, including without limitation any liability for injury to the person or property of Lessee, its agents, officers, employees or invitees. Lessee agrees to indemnify Lessor and hold Lessor harmless from and defend Lessor against any and all liability, loss, cost or obligation on account of, or arising out of, any such injury or loss however occurring./*/ The obligation of Lessee under this section arising by reason of any occurrence taking place during the Lease Term shall survive any termination of this Lease.

12.  LIABILITY INSURANCE.

     12.1 Lessee shall secure and keep in force with companies acceptable to Lessor, a public liability insurance and property damage policy for the benefit of Lessor and Lessee, covering the Leased Premises, including Common Area, insuring the Lessee and naming Lessor as an additional insured. A copy of certification of said policy shall be delivered to Lessor within thirty (30) days of the commencement of this lease, and the minimum limits of coverage thereof shall be not less than One Million Dollars ($1,000,000) per occurrence for personal injury and for damage to property, and Lessee shall obtain a written obligation on the part of the insurer to notify Lessor in writing twenty
(20) days before any cancellation or alteration thereof.

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/*/  Excepting damages or destruction caused by the negligence of Lessor,
Lessor's employees or Lessor's agents.

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     Lessee shall also maintain employer's liability and worker's compensation insurance as required by law. Lessee's liability insurance policy shall also specifically cover Lessee's indemnity obligations set forth in paragraph 11.1 Lessee's comprehensive general liability insurance policy shall (1) provide that
(i) Lessor is named as additional insured, (ii) such insurance is primary with respect to Lessor and any entity managing the property and that any other insurance maintained by Lessor or such management company is excess and noncontributing with such insurance; (2) contain a cross-liability endorsement or a severability of interest clause; (3) contain a waiver of subrogation as provided in paragraph 12.2; (4) provide for blanket contractual coverage, broad form property damage coverage and products completed operations coverage (where applicable); (5) provide for employee's automobile non-ownership liability; and
(6) afford coverage for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Lessee shall insure the full replacement cost of all personal property and fixtures of Lessee and all improvements made by or for Lessee to the Leased Premises. All insurance to be provided by Lessee shall be provided by a carrier or carriers rated A+:XV in Best's Insurance Guide or shall otherwise be satisfactory to Lessor. If, in the opinion of Lessor's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified amounts or coverage are no longer adequate, such coverage shall be appropriately increased. If Lessee fails to obtain such insurance or to furnish Lessor any such duplicate policy or certificate as herein required, Lessor may, at its election, without notice to Lessee and without any obligation so to do, procure and maintain such coverage and Lessee shall reimburse Lessor on demand as additional rent for any premium so paid by Lessor.

     12.2 To the extent of insurance proceeds received with respect to the loss, Lessor and Lessee each hereby waive any right of recovery against the other party for any loss or damage maintained by such other party with respect to the property or the Leased Premises or any portion thereof or any contents thereof or any operation therein whether or not such loss is caused by the fault or negligence of such other party. Lessee and Lessor shall obtain from their respective insurers under all policies of insurance maintained by either of them at any time during the term hereof in connection with the Leased Premises, the contents of operations therein, a waiver of all rights of subrogation which such insurer might have against the other.

13.  FIRE INSURANCE HAZARDS.

     13.1 No use shall be made, or permitted to be made, of the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the building or buildings of which the Leased Premises are a part, or cause the cancellation of any insurance policy covering same, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, or any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Leased Premises, buildings or appurtenances. Lessee agrees to pay to Lessor as additional rent, on demand, any increase in premiums, due to Lessee's uses, for fire and perils normally included in extended coverage above the rates for the least hazardous type of occupancy for industrial buildings.

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14.  ALTERATIONS.

     14.1 Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Leased Premises or any part thereof or attach any fixtures to the premises without first obtaining the written consent of Lessor./*/ Any alterations, additions or improvements to the Leased Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, (but excepting movable furniture and trade fixtures, which may be removed at the end of the lease term provided their removal will not cause material damage to the premises and the Lessee posts reasonable security with Lessor to pay for any repair costs caused by such removal) shall, at Lessor's option, on the expiration of the term, become a part of the realty and belong to Lessor and shall be surrendered with the premises. Lessee shall submit detailed specifications and floor plans and necessary permits (if applicable) with respect to any requested alterations or improvements to Lessor for review. Lessor may require reasonable changes to such specifications or plans as a condition to giving its consent. In no event shall any alterations or improvements affect the structure of the building or its facade. Any work consented to by Lessor hereunder shall be done at Lessee's expense and shall be performed either by Lessor's contractor or by contractors approved by Lessor, as Lessor may elect. In addition, as a condition to its consent, Lessor shall be entitled to request adequate assurance that all contractors who will perform such work have in force workers' compensation and such other employee and public liability insurance as Lessor deems necessary to supplement the insurance coverage provided above. In case of material alterations, additions, improvements, Lessor may require Lessee or its contractors to post adequate completion and performance bonds, additional security deposit, and provide Lessor "as built" plans and specifications therefor.

     14.2 Lessee shall keep the building of which the Leased Premises are a part, free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor shall have the right to post and keep posted on the Leased Premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the Leased Premises and the property from such liens.

15.  MAINTENANCE OF LEASED PREMISES.

     15.1 Lessee shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (exception exterior surface of walls and roof which Lessor agrees to repair) including windows, doors and all door hardware, any store front and the interior of the Leased premises, including clerical, plumbing, lighting, heating and air conditioning systems, in good and sanitary order, condition and repair. Lessee shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Lessee in good order, condition, and repair. In the case of equipment installed by Lessor for Lessee where Lessee is responsible for maintenance of the equipment, such maintenance will be provided by a reputable maintenance service company

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/*/  excepting non-electrical alterations costing not more than One Thousand and
No/100 Dollars ($1,000.00)

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acceptable to Lessor at Lessee's expense.  Evidence of the execution and continuance of such service contract will be provided to Lessor within thirty
(30) days after commencement of lease.

     15.2 If Lessee refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Lessor, as soon as reasonably possible after written demand, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures, or other property, or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay Lessor's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of a bill thereof, as additional rent. Said bill shall include interest at ten percent (10%) per annum on said cost from the date of completion of repairs by Lessor.

     15.3 Lessee shall conduct his business in such a manner as to abide by the rules and regulations recited in Exhibit "C" attached hereto.

16.  SURRENDER OF PREMISES.

     16.1 At the expiration of the tenancy hereby created, Lessee shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Leased Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the Leased Premises. Lessee shall remove all its trade fixtures, and at Lessor's sole option, any alterations or improvements made by Lessee before surrendering the Leased Premises as aforesaid and shall repair any damage to the Leased Premises caused thereby. Lessee's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

17.  AUCTIONS.

     17.1 Lessee shall not conduct, or permit to be conducted, any sale by auction on said Leased Premises.

18.  SIGNS.

     18.1 Lessee shall not place or suffer to be placed or maintained, on any exterior door, wall or window of the Leased Premises, on any part of the real property upon which the Leased Premises are located, any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Lessor's written approval and consent. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or things as may be approved, in good condition and repair at all times. Lessee agrees, at Lessee's sole cost, to obtain a sign in strict conformance with Lessor's sign criteria as to design, material, color, location, size, letter style, and method of installation as provided in Exhibit "E" hereof.

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19.  ENTRY BY LESSOR.

     19.1 Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of maintaining the building of which the Leased Premises are a part, or for the purpose of showing the Leased Premises to prospective tenants, insurance agents and investors, or for the purpose of making repairs, alterations, or additions to any portion of same, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions, or repairs without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned and shall permit Lessor, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs.

20.  TAXES.

     20.1 Lessee shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed, and which become payable during the Lease Term upon Lessee's fixtures, improvements, alterations, or additions, appliances and personal property installed or located in the Leased Premises.

     20.2 Lessee shall pay to Lessor upon demand during the Lease Term hereof such equitable portion, as may reasonably and solely be determined by Lessor (if not by the County Assessor), of all real property taxes, gross rental receipts taxes and general or special assessments assessed against the same for the tax year in which the lease term commences, as they are billed against Lessor or the entire parcel of real property set forth in Exhibit "B", or separately assessed against any small portion thereof including the Leased Premises and appurtenant Common Area. Lessor and Lessee hereby agree said apportionment shall be 15.2% of said tax assessment. Lessee's share of any tax for the tax year during which the Lease begins and ends shall be prorated.

     20.3 The term "Real Property Taxes" shall mean all real property taxes and personal property taxes, licenses, charges and assessments which are levied, assessed or imposed by any governmental or quasi-governmental authority, improvement or assessment district with respect to the project or any other fixtures, improvements, equipment or other property of Lessor, real or personal, located in the project and used in connection with the operation thereof, whether or not now customary or within the contemplation of the parties hereto, including, without limitation, any taxes, charges or assessments for public improvements, services or benefits, irrespective of when commenced or completed, transit fees, housing funds, education funds, street, highway or traffic fees, as well as any tax which shall be levied or assessed in addition to or in lieu of such taxes, any charge upon Lessor's business of leasing of the project and any costs or expenses of contesting any such taxes, licenses, charges or assessments, but excluding any federal or state income or gift tax or any franchise, capital stock, estate or inheritance taxes. In the event that it shall not be lawful for Lessee to reimburse Lessor for Lessee's percentage share of any property tax, as defined herein, the rent payable to Lessor under this Lease shall be revised to yield to Lessor the same net rent from the

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premises after imposition of any such tax upon Lessor as would have been received by Lessor hereunder prior to the imposition of any such tax.

21.  ABANDONMENT.

     21.1 Lessee shall not permit said Leased Premises to remain unoccupied for a period longer than ten (10) consecutive days during the term of this Lease.

22.  WASTE, QUIET CONDUCT AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS.

     22.1 Lessee shall not commit, or suffer to be committed, any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located.

     22.2 Lessee shall, at Lessee's sole cost and expense, comply with all of the requirements of all city, county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the said Leased Premises, including the installation of additional facilities as required for the conduct and continuance of Lessee's business, and shall faithfully observe in the use of the Leased Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

23.  ASSIGNMENT AND SUBLETTING.

     23.1 Lessee shall not, without the prior written consent of Lessor, assign this Lease or any interest herein, sublet the Leased Premises or any part thereof, permit the use or occupancy of the Leased Premises by any person other than Lessee, or hypothecate this Lease or any interest herein. Any of the foregoing acts without such consent shall be void and shall, at the option of Lessor, constitute a default that shall entitle Lessor to terminate this Lease. This Lease shall not, not shall any interest herein, be assignable as to the interest of Lessee involuntarily or by operation of law without the prior written consent of Lessor. Any transfer of more than 50% of Lessee's stock or of a majority of general partnership interests in Lessee shall constitute a prohibited assignment under this Section 23.

     23.2 Before entering into any assignment of this Lease or into a sublease of all or part of the Leased Premises, Lessee shall give written notice to Lessor identifying the intended assignee or subtenant by name and address and specifying the terms of the intended assignment or sublease. In case of a proposed assignment or a subletting for all or substantially all of the remaining term of this Lease, for a period of thirty (30) days after such notice is given, Lessor shall have the right by giving written notice to Lessee to terminate this Lease, or, in case of a partial sublease, terminate this Lease as it pertains to the portion of the Leased Premises so proposed by Lessee to be sublet. If Lessor so terminates this Lease, such termination shall be as of the date specified in such notice. If Lessor so terminates this Lease, Lessor may, if it elects, enter into a new lease covering the Leased Premises or a portion thereof with the intended assignee or subtenant on such terms as Lessor and such person

                                      -9-
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may agree, or enter into a new lease covering the Leased Premises or a portion thereof with any other person; in such event, Lessee shall not be entitled to any portion of the profit, if any, which Lessor may realize on account of such termination and reletting. Lessor's exercise of its aforesaid option shall not be construed to impose any liability upon Lessor with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Lessee in connection with its proposed subletting or assignment.

     23.3 If Lessee complies with the provisions of this section and Lessor does not exercise an option to terminate, as provided above, Lessor's consent to a proposed assignment or sublet shall not be unreasonably withheld. Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

          A.  the proposed assignee or sublessee is a governmental agency;

          B. in Lessor's reasonable judgment, the use of the Leased Premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the Leased Premises or would require increased services by Lessor;

          C. in Lessor's reasonable judgment, (i) the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor for other tenants under leases with comparable terms, or (ii) the proposed assignee or sublessee does not have a good reputation as a tenant of property;

          D. Lessor has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

          E. the proposed assignment or sublease will create a vacancy elsewhere in the building or the project of which the Leased Premises are a part, or the proposed assignee or subtenant is a person with whom Lessor is negotiating to lease space in the building or the project of which the Leased Premises are a part;

          F. Lessee is in default of any obligation of Lessee under this lease, or Lessee has defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Lessee shall request consent;

          G. in the case of a subletting of less than the entire Leased Premises, if the subletting would result in the division of the Leased Premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Leased Premises;

          H. the proposed assignment or subletting contemplates the use or storage of hazardous substances in the Leased Premises.

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     23.4  In the case of an assignment, any sums or other economic consideration received by Lessee as a result of such assignment shall be paid to Lessor. In the case of a subletting, any sum or economic consideration received by Lessee as a result of such subletting, shall be paid to Lessor after first deducting the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Leased Premises. Upon Lessor's request, Lessee shall assign to Lessor all amounts to be paid to Lessee by any such subtenant or assignee and shall direct such subtenant or assignee to pay the same directly to Lessor.

     23.5 Lessee agrees that the instrument by which any assignment or subletting consented to by Lessor is accomplished shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by Lessee under this Lease as and when performance and observance is due, that no assignee or subtenant shall have the further right to assign or sublet, and that Lessor shall have the right to enforce such agreements, covenants, conditions and provisions directly against such assignee or subtenant. Consent by Lessor to an assignment or subletting shall not release Lessee from any of Lessee's obligations hereunder and shall not be deemed to be a consent to any subsequent transfer, assignment or subletting. Any assignment or subletting without an instrument containing the foregoing provision shall be void and shall, at the option of Lessor, constitute a default that entitles Lessor to terminate this Lease.

     23.6 In the event Lessee shall assign or sublet the premises or request the consent of Lessor to any assignment or subletting, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

24.  DEFAULT OF THE LESSEE.

     24.1 Right to Re-enter. In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than fifteen (15) days after written notice of such default shall have been mailed to Lessee, or if Lessee shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Lessee in any court pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon said Leased Premises, or suffer this Lease to be taken under any writ or execution, then Lessor besides other rights to remedies it may have, shall have the immediate option to terminate this Lease, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     24.2 In the event of such termination of this Lease, Lessor may recover from Lessee: (a) the worth at the time of award of the unpaid rent which had been earned at the time of terminating including interest at 10% per annum; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of ward exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided including interest at 10% per annum; (c) the worth at the time of award of the amount by which the unpaid rent for any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

     24.3 Lessee hereby waives all right, now or hereafter existing, to redeem the Leased Premises after termination pursuant to this Paragraph 24 or by order or judgment of any court or by any legal process.

     24.4 Even though Lessee has breached this Lease and abandoned the Leased Premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Leased Premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

     24.5 The remedies provided for in this Lease shall be cumulative and are in addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

25.  RIGHT TO CURE DEFAULT.

     25.1 If Lessee at any time fails to make any payment or perform any acts on its part to be made or performed as in this Lease provided, Lessor may, but shall not be obligated to do so, and without waiving or releasing Lessee from any obligations hereunder, make such payment or perform such act on the part of Lessee to be made and performed. All sums so paid by Lessor and all necessary and incidental cost and expenses shall be deemed additional rent hereunder, and shall be payable to Lessor on demand.

26.  LEGAL EXPENSES.

     26.1 In case suit shall be brought for recovery of possession of the Leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee to be kept or performed, and a breach shall be established, Lessee shall pay to Lessor all expenses incurred therefor, including attorneys' fees.

27.  DESTRUCTION.

     27.1 In the event the Leased Premises or the portion of the building necessary for Lessee's occupancy are damaged by fire, earthquake, act of God, the elements or other casualty, Lessor shall forthwith repair the same, subject to the provisions of this section hereinafter set forth, if such repairs can, in Lessor's opinion, be made within 60 days and if insurance proceeds are available to pay the cost thereof. This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful misconduct of Lessee or Lessee's employees or invitees, an abatement of rental shall be allowed Lessee for such part of the Leased Premises as shall be rendered unusable by Lessee in the conduct of this business during the time such part is so unusable.

     27.2 If such repairs cannot, in Lessor's opinion, be made within 60 days, or if sufficient insurance proceeds are unavailable, Lessor may elect, upon notice to Lessee within 30 days after the date of such fire or other casualty, to repair or restore such damage, in which event this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinabove in this section provided. If Lessor does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     27.3 A total destruction of the building of which the Leased Premises are a part shall automatically terminate this Lease. Lessee waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

     27.4 If the Leased Premises are to be repaired under this section, Lessor shall repair at its cost any injury or damage to the building itself and all leasehold improvements in the Leased Premises other than tenant improvements made by or for Lessee. Lessee shall pay the cost of repairing any tenant improvements made by or for Lessee and the cost of repairs or replacing Lessee's fixtures and personal property in the Leased Premises.

28.  CONDEMNATION.

     28.1 If any part of the Leased Premises shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor and the rent payable hereunder shall be adjusted so that Lessee shall be required to pay for the remainder of the Lease Term only such portion of such rent as the number of square feet in the part remaining after the condemnation bears to the number of square feet in the entire Leased Premises at the date of condemnation; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned so vests in the condemnor. If all the Leased Premises be taken or condemned, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this lease shall thereupon terminate. If a part or all of the Leased Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go to the Lessor and the Lessee shall have no claim thereto, and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation or damages to which the Lessee may be entitled during the term hereof by reason of the condemnation of all, or a part of the Leased Premises.

29.  SURRENDER OF LEASE NOT A MERGER.

     29.1 The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases, and/or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all of such subleases or subtenancies.

30.  ESTOPPEL CERTIFICATE.

     30.1 Lessee shall at any time during the term of this Lease upon not less than five (5) days written notice from the Lessor, or upon sale, assignment, or hypothecation of the Leased Premises and/or the land thereunder by Lessor, execute and deliver to Lessor a statement in writing executed in recordable form, similar to the form attached hereto as Exhibit "D", certifying that this Lease has not been modified, amended, or superseded and is in full force and effect (or if modified, amended, or superseded, stating the nature of same) and the date on which rent commenced and to which the rent and other charges are paid in advance, if any, and acknowledging that there are not to Lessee's knowledge any uncured defaults on the part of Lessor hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Leased Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (a) this Lease is in full force and effect, without modification except as may be represented by Lessor; (b) there are no uncured defaults in Lessor's performance; (c) not more than one month's rent has been paid in advance; (d) all work has been completed by Lessor and the work ad Leased Premises are accepted as satisfactory; (e) Lessee is in full and complete possession; (f) Lessee has received no notice of any sale, transfer, pledge or assignment of the Lease or of rentals except as may be represented by Lessor;
(g) Lessee has not advanced any amounts to or on behalf of Lessor under the Lease for which advance Lessee has not been reimbursed; (h) Lessee holds no claim against Lessor which might be set off against accruing rentals.

31.  GENERAL PROVISIONS.

     31.1 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or interest in a ground lease of the Leased Premises, and except as expressly herein provided, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     31.2 Any provision of this Lease determined to be invalid by a court of competent jurisdiction shall in no way affect any other provision hereof.

     31.3 Except as expressly herein provided, any amount due from Lessee not paid when due or any past due obligation of Lessee paid by Lessor, shall bear interest at ten percent (10%) per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     31.4 Time is of the essence.

     31.5 Article and paragraph captions are not a part hereof.

     31.6 This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. It may be modified in writing only, signed by the parties in interest at the time of the modification.

     31.7 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addressed to Lessor and Lessee, respectively, at the addresses set forth adjacent to their signatures at the end of this Lease. Mailed notices shall date from the date of mailing.

     31.8 Waiver. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee.

     31.9 Holding Over. If Lessee remains in possession of the Leased Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy on a month to month basis at a rental equal to one hundred and fifty percent (150%) of all monthly sums charged and owing during the previous thirty (30) day period.

     31.10 Binding Effect. Subject to any provisions hereof restricting assignment or subletting by Lessee, this Lease shall bind the parties, their personal representatives, successors and assigns; it shall be governed by the laws of the State of California.

     31.11 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or equity.

     31.12 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     31.13  Subordination.

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof.

Notwithstanding the foregoing, Lessee's obligation to subordinate its interest in the Lease to any future ground lease or security shall be conditional upon the agreement of the holder of such senior instrument that Lessee's right to quiet possession of the Leased Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor, shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease, or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any ground lease, mortgage or deed of trust, as the case may be, and failing to do so within ten
(10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to do so.

     31.14 Miscellaneous. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several.

32.  RULES AND REGULATIONS.

     32.1 The Rules and Regulations set forth in Exhibit "C" attached hereto are hereby incorporated herein. Lessee agrees to conform to such Rules and Regulations as well as to any amendments or additions thereto from time to time made by Lessor and of which Lessee is given not less than ten (10) days' written notice.

33.  DRAPERIES.

     33.1 Lessor shall select a standard window covering and color for use throughout the building(s) and Lessee shall use this standard materials for any windows which shall be covered.

34.  NO OPTION.

     34.1 The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by lessor and Lessee.

35.  CORPORATE AUTHORITY.

     35.1 If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that the is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation, or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

36.  SPECIAL PROVISIONS.

     36.1 Special provisions of this Lease numbered -46- through -47- are attached hereto and made a part hereof.

37.  OPERATING EXPENSES.

     37.1 Lessee agrees to pay Lessor upon demand during the term of this Lease and subject to the limitations as hereinafter set forth, in addition to the rentals specified in Section 5 and 38 hereof, as further additional rent, a proportion of all operating expenses, hereinafter defined, and occurring within the area as shown on the attached Exhibit "B". Said proportion under this Lease, Lessor and Lessee hereby agree shall be 15.2% of all operating costs.

     37.2 Said proportionate share of operating expenses shall be paid to lessor, or Lessor's agent (a) upon presentation of invoice from Lessor or Lessor's agent setting forth such pro rata share of said operating expenses and/or (b) at the option of Lessor, paid to Lessor monthly, in advance, Lessee's pro rata share of an amount estimated by Lessor to be Lessor's approximate monthly expenditure for such operating expenses, which estimated amount shall be reconciled at the end of each calendar year as compared with Lessor's actual expenditure for said operating expenses, with Lessee paying to Lessor, upon demand, any amount of actual expenses expended by Lessor in excess of said estimated amount, or Lessor refunding to Lessee any amount of estimated payments made by Lessee in excess of Lessor's actual expenditures for said operating expenses. It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease.

     37.3 For purposes of this Section 37, "operating expenses" shall mean the total cost and expense incurred in operating and maintaining the building(s) of which the Leased Premises are a part, and adjacent Common Area actually used, or available for use, by Lessee and employees, agents, servants, customers and other invitees of Lessee, specifically including without limitation: (a) gardening and landscaping; (b) costs of public liability and property damage insurance including extended coverage, earthquake and flood insurance, and such other endorsements covering hazards normally insured by commercial property owners; (c) repairs; (d) line painting; (e) lighting; (f) signing; (g) sanitary control; (h) supplies; (i) removal of trash, rubbish, garbage and other refuse;
(j) security structures or added to the common areas due to governmental requirements amortized over a reasonable period with interest at ten percent (10%) per annum on the unamortized cost; (m) management; (n) bookkeeping; (o) the costs of personnel to implement such services and to direct parking and otherwise regulate, maintain and repair the building(s) and the common facilities; (p) utilities; (q) janitorial, heating, ventilating and air conditioning services; (r) increased interest expense caused by rate increases on Lessor's debt service; (s) wages, salaries, fringe benefits and payroll burden of employees; (t) project office rent or rental value; (u) depreciation on personal property; and (v) the cost of capital improvements to the building or common areas anticipated to reduce other operating costs. "Common facilities" shall mean all areas, spaces, equipment and special services provided by Lessor for the common or joint use or benefit of the occupants of the buildings, their employees, agents and customers, including without limitation, parking areas, driveways, landscaped areas, sidewalks, restrooms, retaining walls, etc.

38.  COST OF LIVING RENTAL ADJUSTMENT.

     38.1 Fixed minimum annual rent under Section 5 of this Lease shall be subject to adjustment upwards only at the end of each one-year period of the lease term hereof following the 1st lease year including option periods, if any. For the first month of the 2nd year, as determined by Section 3.1 of this Lease, and the first month of every year thereafter for the duration of this Lease, the monthly rental for the ensuing twelve (12) months shall be adjusted upward only in the same percentage proportion that the revised Consumers Price Index for Pacific Cities and U.S. City Average All Items (1982-84 - 100) for the San Francisco-Oakland-San Jose metropolitan area, as published by the U.S. Department of Labor, Bureau of Labor Statistics, shall increase over the price index for the month nearest to the month in which this Lease is dated. The rent so adjusted shall be the base rent for the one-year period commencing with the date on which said rent is to be adjusted as herein provided.

     38.2 If for any reason there is a change of any kind in the method of calculation or formulation of such Consumers Price Index then the Lessor and Lessee shall mutually select such other Commodity Index which is satisfactory to both.

39.  LESSOR'S SCOPE OF WORK.

     39.1 Attached hereto as Exhibit "F" and by this reference made a part hereof, is a shop drawing of the Leased Premises with notations indicating the finishing work to be performed by Lessor to render the space suitable for Lessee's occupancy. Said drawing is to be approved, signed, and returned to Lessor by Lessee on or before December 15, 1993, whereupon said work shall commence and be completed in substantial compliance with the requirements of said Exhibit and in a good and workmanlike manner on or before January 1, 1994 subject only to delays occasioned by fire, earthquake, or other acts of God, strike lockout, permits, insurrection, war and other causes beyond the control of Lessor, in which event the provisions of Section 4 herein shall apply.

40.  POSSESSION DEFINED.

     40.1 In the event that at the date of execution of this Lease, construction of the Leased Premises, or of leasehold improvements to be made therein by Lessor, has not been completed, then the phrase "delivery of possession of the Leased Premises," as used in paragraph 4.1 hereof, means upon written certification by Lessor's agent that all such construction to be undertaken by Lessor has been substantially completed, subject to punch list items, which certification shall be binding upon and shall not be impeached by either Lessor or Lessee.

41.  PARKING AND UTILITY CHARGES.

     41.1 Lessee agrees to pay as additional rent to Lessor, upon demand, its pro rata share, as may be reasonably established by Lessor, of any parking charges, surcharges or any other costs levied or assessed by local, state or federal governmental agencies, or public utility, in connection with the use of the parking facilities or utilities serving the Leased Premises.

42.  NO LIGHT, AIR OR VIEW EASEMENT.

     42.1 Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Leased Premises shall in no way affect this Lease or impose any liability on Lessor.

43.  LIMITATIONS OF LESSOR'S LIABILITY

     43.1 Lessor shall not be responsible for or liable to Lessee and Lessee hereby waives all claims against Lessor for any injury, loss or damage to any person or property in or about the Leased Premises by or from any cause whatsoever (other than Lessor's gross negligence or willful misconduct) including, without limitation, acts or omissions of persons occupying adjoining premises or any part of the building adjacent to or connected with the Leased Premises; theft; burst, stopped or leaking water, gas, sewer or steam pipes; or gas, fire, oil or electricity in, on or about the Leased Premises or the building of which they are a part. The liability of Lessor under this Lease shall be and is hereby limited to Lessor's interest in the building, and no other assets of Lessor shall be affected by reason of any liability which Lessor may have to Lessee or to any other person by reason of this Lease.

44.  BROKERAGE COMMISSIONS.

     Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Commerce Communities Corp. and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction. The provisions of this paragraph shall service the termination of this lease.

45.  HAZARDOUS SUBSTANCES.

     Without Lessor's advance written consent, Lessee shall not bring, use or permit upon the Leased Premises, temporarily or otherwise, or generate at, or emit any toxic or hazardous substances, including, without limitation, substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or identified in any statute or regulation of the state of California dealing with hazardous wastes as the same may be amended from time to time. Notwithstanding Lessor's consent, Lessee shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Lessor harmless from any claims, liabilities, costs or expenses incurred or suffered by lessor arising from such bringing, using, permitting, generating, or emitting or disposing. Lessee's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expense resulting from or based upon administrative, judicial (civil or criminal) action brought by any private or public person under common law or under any Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the cleanup or containment of wastes, the identification of the pollutants or the waste, the identification of scope of any environmental contamination, the removal of pollutants from soils, riverbeds or aquifers, the provision of an alternative public drinking water source, or the long-term monitoring of ground water and surface water, and (iii) all costs of defending such claims.

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

     If this Lease has been filled in, it has been prepared for submission to your attorney for approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this Lease or the transaction relating thereto.

                                       SUN LIFE ASSURANCE CO. OF CANADA
Date                                        Company

Lessor's Address                       By
     c/o Commerce Communities Corp.
     2316 Walsh Avenue                 By
     Santa Clara, CA  95051
                                             "Lessor"


                                       APPLIED IMAGING CORP.
                                             Company
Date 1/26/94

Lessee's Address                       By      /s/  Neil E. Woodruff
     2380 Walsh Avenue
     Santa Clara, CA  95051            By
                                             "Lessee"


46. Anything contained in the Lease paragraph 39.1 or shown on Exhibit "F" to the contrary notwithstanding, Lessor and Lessee hereby agree that the total cost of interior work, for the benefit of Lessee, to be borne by Lessor within the Leased Premises including, without limitation, all drawings, permits and fees, shall not exceed the sum of Sixteen Thousand and No/100 Dollars ($16,000). Any and all costs in excess of this sum necessary for the completion of work within the Leased Premises shall be borne solely at the expense of Lessee and shall be paid promptly on demand, evidenced by appropriate invoices, to Lessor.

47. Lessor hereby grants to Lessee at any time following the completion of the second lease year of the Lease, and upon ninety (90) days advance written notice or same having been provided to Lessor by Lessee, the right to terminate this Lease under the following condition: (1) Lessee shall remit to Lessor all unamortized tenant improvement costs, brokerage commission and discounted rent. The discounted rent is valued at Forty-One Thousand, Four and No/100 Dollars ($41,004.00).



                                  EXHIBIT "A"

      [Floor plan of building space at 2380 Walsh Avenue, Santa Clara, CA]



                                  EXHIBIT "B"

      [Floor plan of building space at 2380 Walsh Avenue, Santa Clara, CA]

                                  EXHIBIT "C"

                             Rules and Regulations


A.   LESSEE AGREES AS FOLLOWS:

     1. All garbage and refuse shall be kept in the kind of container specified by Lessor, and shall be placed under compaction with all boxes broken open outside of the premises, in those areas prepared for collection, in the manner and at the times and places specified by Lessor.

     2. No aerial shall be erected on the roof or exterior walls of the premises, or on the ground without, in each instance, the written consent of the Lessor. Any aerial so installed without such written consent shall be subject removal without notice.

     3. No loudspeakers, televisions, phonographs, radios or other devices shall be used in such a manner as to be heard or seen outside of the premises without the prior written consent of the Lessor.

     4. The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by the lessee to the satisfaction of the Lessor, and the Lessee shall not place or permit any obstruction or material in such area. If outside areas are not so maintained within 12 hours verbal notice of same, Lessee agrees to pay a fee of $25.00 for each such infraction to cover this cost.

     5. Lessee and Lessee's employees shall park only the number of cars approved and only in those portions of the parking area designed for that purpose by Lessor, and shall not block access ways and shall not cause the Leased Premises to be occupied by employees or agents in excess of one person per 125 sq. ft. of leased area.

     6. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substances of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose employees, agents or invitees shall have caused it.

     7. Lessee shall use at Lessee's cost such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require.

     8. Lessee shall not burn any trash or garbage of any kind in or about the Leased Premises.

     9. The Lessee will protect carpeting from undue wear by providing carpet protectors under chairs with casters, and provide protective covering in carpeted areas where spillage or excessive wear may occur.

     10. Tenants in air conditioned office space shall keep entry doors opening into corridors, lobby or courtyard closed at all times.

     11. Lessee shall be responsible for repair of any damage occasioned by the moving of freight, furniture, or other objects into, within, or out of the building. No heavy objects of any nature shall be placed upon any floor without Lessor's prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Lessor may specify the time of moving to minimize inconvenience to other lessees, if any.

     12. No drapes or sunscreens of any nature shall be installed without Lessor's prior written approval. The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the building shall not be covered or obstructed. Waste and excessive or unusual use of water shall not be allowed. Lessee shall not mark, drive nails, screw or drill into, paint, or in any way deface any surface or part of the building except that Lessee may hang pictures, blackboards, or similar objects, providing that prior to end of the term, Lessee shall restore the premises to its condition at the commencement of the term, less reasonable wear and tear. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by the Lessee who has caused such breakage, stoppage or damage.

     13. No additional lock or locks shall be placed or changed by Lessee on any door unless written consent of Lessor shall first have been obtained. Two keys will be furnished by Lessor. All keys shall be surrendered to Lessor upon termination or expiration of the lease term.

     14. If Lessor supplies janitorial services, Lessee shall not, without Lessor's prior consent, employ any person or persons, other than the janitor of Lessor, for the purposes of cleaning the Leased Premises. Lessor shall not be responsible for the loss of property from the Leased Premises, however occurring, or for any damage to any Lessee occasioned by any of Lessor's employees or subcontractors or by any other person.

     15. No materials, supplies, equipment, finished products, or semi-finished products, raw materials, or articles of any nature shall be stored or permitted to remain on any portion of the Leased Premises outside of the building constructed thereon, except with the prior written consent of the Lessor.

B. Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.

C. Lessee agrees to comply with all such rules and regulations upon notice to Lessee from Lessor, provided that such rules and regulations shall apply uniformly to all Lessees of the business center.

                                  EXHIBIT "D"

TO:
_____ Mortgagee    _____ Purchaser   _____ Landlord  _____ Other  (Check one)

RE:  LESSOR:
     LESSEE:
     Lease dated
     premises known as
                                    and/or as shown in Exhibit A.

Gentlemen:

I/we do hereby certify to you or your nominee that the leased premises and my/our obligations with respect to same are as follows:
                                                        and has been paid to
Rental commenced on
                    (day)     (month)     (year)

     (day)     (month)     (year)

Security deposit amounts to $
The current stated monthly rental amounts to $
Conditional rent obligations consist of:
_____  1.  Increase and/or pro rata of all taxes.
_____  2.  Increase and/or pro rata of all common area costs.
_____  3.  Increase and/or pro rata of utility expenses.
_____  4.  Cost of living index rental adjustment.
_____  5.  Other
This lease has not been modified, amended, or superseded (except as provided below); is in full force and effect and I/we are in full and complete possession of the premises.
All work required by Lessor has been completed and such work together with the premises has been accepted as satisfactory.
There are not to my/our knowledge any uncured defaults on the part of Lessor. I/we have received no notice of any sale, transfer, pledge or assignment of this lease or rental by Lessor (except as provided below).
I/we have not advanced any amounts to or on behalf of Lessor under this lease for which advance I/we have not been reimbursed and I/we hold no claim against Lessor which might be set off against accruing rentals.
This certificate remains effective for a period of thirty (30) days from the date hereof.

Date:__________________  __________________ Lessee
                         By                                  (Seal)

                                  EXHIBIT "E"


I.   SIGN CRITERIA

     These criteria have been established for the purpose of assuring an outstanding industrial complex and for the mutual benefits of all tenants. Conformance will be strictly enforced, and any installed non-conforming or unapproved signs must be brought into conformance at the expense of Lessee.

     A.   GENERAL REQUIREMENTS
          1. The Lessee shall submit a sketch of his proposed sign to the Lessor for approval.
          2.   All signs shall be constructed and installed at Lessee's expense.
          3. Lessee shall be responsible for the fulfillment of all requirements of these criteria.

     B.   GENERAL SPECIFICATIONS
          1.   No electrical or audible signs will be permitted.
          2. Sign dimensions will approximate the dimensions indicated on the drawing attached.
          3.   Sign copy will be restricted to company name and logo only.
          4. The style, color and size of the individual company name may vary.
          5. The sign must have a size, shape, composition, design and color specified by city ordinance and by Lessor, generally in keeping with the approved sign drawing attached.
          6. Placement of the sign and method of attachment to the building will be directed by the Lessor.
          7. Upon the removal of any sign, any damage to the building must be repaired by the Lessee.

                                  EXHIBIT "F"


APPLIED IMAGING CORP.
2380 WALSH AVENUE
SANTA CLARA CA 95051

Lessor agrees to make the following improvements
at Lessor's expense:
                                                                     INITIALS:
                                                                     ---------
     1.   Remove wall shown on Exhibit "F", highlighted in blue.
     2.   Install four (4) new windows shown on Exhibit "F", at
          Points "A".                                                LESSOR:____
     3.   Install new walls and one (1) door shown on Exhibit "F"
          in red ink.                                                LESSEE:____
     4.   Remove carpet and refurnish tile in room labelled "Lab".
     5.   Install carpet in two (2) new offices shown on Exhibit "F"
          hatchmarked in blue.                                       DATE:______
     6.   Walk thru.  Paint rear wall manufacturing area.



                                  [no address]


                         [Floor plan of building space]